[CLIP ART]

                                    Municipal
                                   High Income
                                    Fund Inc.

                               [GRAPHIC OMITTED]

                                                                       Annual
                                                                       Report

                                                                     [CLIP ART]

                                                                     October 31,
                                                                        2002

================================== [CLIP ART] ==================================

                         Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the annual report for Municipal High Income Fund Inc. ("Fund") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

      Please note that R. Jay Gerken, a managing director of Salomon Smith Barney, Inc., has been elected Chairman of the Board and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his dedication to keeping our shareholders' needs as the firm's top priority. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review(1)

      During the past twelve months, the Fund distributed income dividends to shareholders totaling $0.57 per share. The table on page 2 details the annualized distribution yield and the twelve-month total return for the Fund based on its October 31, 2002 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.(2)

----------
(1)   Past performance is not indicative of future results.
(2) NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market (NYSE) price as determined by supply of and demand for the Fund's shares.


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                                       1
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================================== [CLIP ART] ==================================

       Price                        Annualized                    Twelve-Month
     Per Share                 Distribution Yield(3)             Total Return(3)
    ------------               ---------------------             ---------------
    $8.16 (NAV)                        6.84%                          0.91%
    $7.68 (NYSE)                       7.27%                         (4.70)%

      The Fund's Lipper Inc. ("Lipper")(4) peer group of high-yield municipal debt closed-end funds returned 1.81% based on NAV for the year ended October 31, 2002.

Investment Strategy

      The Fund's investment objective is to maximize current income exempt from federal income tax(5) by investing, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in intermediate-term and long-term municipal securities.

Portfolio Manager Market Review and Outlook

      The past year has been characterized by slow economic growth, disappointing corporate earnings and increased corporate governance concerns. Weaker economic reports in the latter part of the period raised fears of a "double-dip" recession, with many market participants calling for the U.S. Federal Reserve Board ("Fed") to further reduce short-term interest rates in order to add more stimulus to the economy. Heightened geo-political risk and the potential for war in Iraq also weighed on the markets. Against this backdrop, equity markets plummeted, while the fixed-income markets staged a strong move that drove U.S. Treasury and municipal yields to four decade lows. After rallying for six months, municipal and other fixed income markets sold off sharply during October in response to a rebound in equity prices. After exhibiting extraordinary volatility for a couple of weeks in the middle of the month, the municipal debt market began showing signs of stabilizing at the new higher yield levels by the end of the reporting period.

----------
(3) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.0465 for 12 months. This rate is as of October 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
(4) Lipper is an independent mutual fund tracking organization. Average annual returns are based on the twelve-month period ended October 31, 2002, calculated among 12 funds in the high-yield municipal debt closed-end funds category.
(5) Please note a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT"). Capital gains, if any, are fully taxable. Please consult your personal tax adviser.


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                                       2
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================================== [CLIP ART] ==================================

      In our opinion, due to different supply and demand characteristics, municipal securities did not quite keep up with U.S. Treasury returns. U.S. Treasury markets not only benefited from core reallocation trends out of equities by large institutional investors, but also from very strong demand from mortgage market investors who needed to lengthen the duration(6) of their holdings to offset the acceleration in prepayments as rates declined.

      In the municipal market, lower rates fueled record high year-to-date new issue volume as many issuers took advantage of this opportunity to refinance. The municipal market also saw a sizeable increase in the volume of tobacco settlement asset securitization deals as many states and counties resorted to this form of financing to plug budget gaps arising from the weak economy. Despite strong demand, we believe this abundance of supply left many municipal securities at or near record cheap levels relative to U.S. Treasuries. Specifically, at the end of the period, we saw that municipal security yields(7) were over 90% of the yield available on comparable maturity U.S. Treasuries across the yield curve(8) and by one measure, the Bond Buyer 25-Revenue Bond Index,(9) yields on long-term municipal securities were actually greater than the yield on 30-year U.S. Treasuries. Normally, the added value of tax-exemption allows municipals to trade at lower levels than comparable maturity treasuries. The decline in rates also steepened the yield curve drastically. The yield on tax-free money funds was, in our opinion, exceptionally low, forcing investors who wanted a reasonable return to extend into longer maturities. Most of this demand was concentrated in the intermediate maturity range.

      The high yield segment of the municipal market did not participate in the rally enjoyed by higher rated issues. In our view, credit spreads(10) widened dramatically as the weak economy heightened concerns over the creditworthiness of these issues, more than offsetting the overall decline in yields on investment grade bonds. In October, the Lehman Brothers Non-Investment

----------
(6) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
(7) Municipal security yields as defined by the Bond Buyer's Municipal Bond Index, an index of yields for AA-rated and A-rated municipal bonds that is widely used by dealers to evaluate yields on new municipal bond issues. The index is published in The Bond Buyer, a daily publication specializing in fixed-income securities.
(8) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
(9) The Bond Buyer 25-Revenue Bond Index is the average yield on 25 revenue bonds rated "A1" by Moody's Investors Service, which is a nationally recognized agency. The Bond Buyer is a daily publication specializing in fixed-income securities. Please note that an investor cannot invest directly in an index.
(10) A credit spread is the difference in yield between securities of different credit quality within the same asset class and maturity range.


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                                       3
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================================== [CLIP ART] ==================================

Grade (High Yield) Municipal Index ("Lehman High Yield Index")(11) recorded its worst monthly return (negative 3.16%) since its inception in January of 1996. This index has underperformed the broad based investment-grade Lehman Brothers Municipal Bond Index(12) for seven consecutive months and the spread between the two indices increased to its highest recorded level of 435 basis points.(13) According to Lehman,(14) the performance of the Lehman High Yield Index was particularly hard hit by plummeting prices of special airport facilities bonds issued by airlines. After US Airways Group, Inc. filed for bankruptcy protection and the other major airlines continued reporting mounting losses in the wake of greatly reduced air travel and extraordinary security costs, the market reflected fears that some or all of the other airlines might also be forced into bankruptcy. According to Lehman, municipal bonds backed by airlines experienced price declines in a range of 7% to as much as 44%. The future will continue to be difficult for the airlines as they take draconian cost cutting measures in an attempt to stay out of bankruptcy court. Ultimately, we expect most, if not all of them, to remain viable, albeit with the help of government loan guarantees and possible government assumption of greatly increased security costs. Other market sectors that came under pressure in the weak economic environment included industrial development, life care retirement communities and toll roads. These sectors have experienced higher incidences of severe credit quality deterioration or default resulting in substantial price declines.

      Looking ahead, we expect economic growth to remain sluggish over at least the next few months. On November 6th, the Fed surprised most market participants with a 50 basis point cut in the federal funds rate ("fed funds rate")(15) instead of a widely expected 25 basis point reduction. This gave rise to worries that the Fed may be concerned about something more than the "soft spot" in the economy and possible conflicts with Iraq cited in their post-meeting statement. The markets responded with more turmoil as bonds and equities faltered.

      We think the Fed is likely to continue holding short-term interest rates at current low levels until there is solid evidence the economy is on sound footing for sustainable growth. In the long run, we feel the additional stimulus provided by the Fed and the Republican victory at the polls may be beneficial to the business climate and the economy. We also feel an improving economy

----------
(11) The Lehman High Yield Index includes issues which have a maximum credit rating of BA1, are issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of at least one year, and have been issued after December 31, 1990. Please note that an investor cannot invest directly in an index.
(12) The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
(13)  A basis point is one one-hundredth (1/100 or 0.01) of one percent.
(14)  Lehman Brothers Municipal Market Commentary, November 2002.
(15) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


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                                       4
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================================== [CLIP ART] ==================================

should provide a better operating environment for high yield issuers. Performance, however, will rest on the merits of the credits we hold and select for new commitments. We intend to increase our efforts to exercise care in credit selection. We believe that the high yield municipal market can continue to provide after tax income streams well above other market alternatives.

Looking for more information?

      Municipal High Income Fund Inc. is traded on the New York Stock Exchange under the symbol "MHF." Daily closing prices are available online under symbol "MHF" and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

      Thank you for investing in Municipal High Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken                             /s/ Peter M. Coffey


R. Jay Gerken                                 Peter M. Coffey
Chairman                                      Vice President and
                                              Investment Officer

November 25, 2002

      The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 7 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio manager's views are as of October 31, 2002 and are subject to change.


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                                       5
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================================== [CLIP ART] ==================================

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 32. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at 1 (800) 331-1710.

--------------------------------------------------------------------------------


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                                       6

                                                 Municipal High Income Fund Inc.
                                                         Schedule of Investments
[CLIP ART]                                                      October 31, 2002
================================================================================

    FACE
   AMOUNT    RATING(a)                       SECURITY                                      VALUE
====================================================================================================
Alabama -- 3.8%
$ 4,000,000  BB+    Butler, AL IDB, Solid Waste Disposal Revenue, (James River
                      Corp. Project), 8.000% due 9/1/28 (b)(c) ....................     $  3,600,520
    615,000  NR     Capstone Improvement District of Brookwood, AL Series A,
                      7.700% due 8/15/23 ..........................................          369,000
  1,000,000  CCC    Mobile, AL IDB, Solid Waste Disposal Revenue, (Mobile
                      Energy Services Co. Project), 6.950% due 1/1/20 (d) .........           10,200
  1,000,000  NR     Rainbow City, AL Special Health Care Facility Financing
                      Authority, Series A, 8.250% due 1/1/31 ......................        1,019,770
  1,000,000  AAA    West Jefferson, AL Amusement & Public Park Authority
                      Revenue, (Visionland Project), (Pre-Refunded -- Escrowed
                      with U.S. government securities to 12/1/06 Call @ 102),
                      8.000% due 12/1/26 ..........................................        1,225,350
                                                                                        ------------
                                                                                           6,224,840
                                                                                        ------------
Alaska -- 0.7%
  1,055,000  NR     Alaska Industrial Development & Export Authority Revenue,
                      Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (b) ......        1,091,208
                                                                                        ------------
Arizona -- 3.1%
  1,500,000  NR     Casa Grande, AZ IDA Hospital Revenue, Casa Grande Regional
                      Medical Center, Series A, 7.625% due 12/1/29 ................        1,402,005
  1,750,000  Ca*    Gila County, AZ IDA Revenue, ASARCO Inc.,
                      5.550% due 1/1/27 ...........................................          437,500
                    Maricopa, AZ IDA, MFH Revenue:
    490,000  NR       Avalon Apartments Project, Series C, 10.000% due 4/1/30 .....          487,364
  1,000,000  NR       Gran Victoria Housing LLC Project, Series B,
                        10.000% due 5/1/31 ........................................        1,021,100
  1,820,000  A3*    Phoenix, AZ IDA, MFH Revenue, (Ventana Palms
                      Apartments Project), Series B, 8.000% due 10/1/34 ...........        1,837,053
                                                                                        ------------
                                                                                           5,185,022
                                                                                        ------------
California -- 2.1%
  1,500,000  NR     Barona, CA Band of Mission Indians, GO,
                      8.250% due 1/1/20 ...........................................        1,599,570
  1,865,000  Ba3*   Vallejo, CA COP, Touro University, 7.375% due 6/1/29 ..........        1,919,160
                                                                                        ------------
                                                                                           3,518,730
                                                                                        ------------
Colorado -- 0.6%
  1,000,000  NR     Highline Business Improvement District, Littleton, CO GO,
                      Series B, 8.750% due 12/15/19 ...............................          988,680
                                                                                        ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
[CLIP ART]                                                      October 31, 2002
================================================================================

    FACE
   AMOUNT    RATING(a)                       SECURITY                                      VALUE
====================================================================================================
Connecticut -- 2.0%
                    Connecticut State Development Authority:
$ 1,735,000  NR       Aquarium Project Revenue, (Mystic Marinelife Aquarium
                        Project), Series A, 7.000% due 12/1/27 ....................     $  1,763,228
  1,435,000           NR Health Care Revenue, (Independent Living Project),
                        Series B, (Pre-Refunded -- Escrowed with state &
                        local government securities to 7/1/03 Call @ 102),
                        8.000% due 7/1/17 .........................................        1,518,043
                                                                                        ------------
                                                                                           3,281,271
                                                                                        ------------
Delaware -- 0.5%
  1,000,000  NR     Sussex County, DE Assisted Living Facilities Revenue,
                      (Heritage at Milford Project), 7.250% due 7/1/29 ............          830,900
                                                                                        ------------
District of Columbia -- 0.6%
  1,000,000  A1*    District of Columbia, Tobacco Settlement Financing Corp.,
                      Asset-Backed Bonds, 6.750% due 5/15/40 ......................        1,016,810
                                                                                        ------------
Florida -- 8.9%
                    Capital Projects Finance Authority, FL:
  2,000,000  NR       Continuing Care Retirement, Glenridge on Palmer Ranch,
                        Series A, 8.000% due 6/1/32 ...............................        1,910,820
  2,000,000  NR       Student Housing Revenue, Florida University, Series A,
                        7.850% due 8/15/31 ........................................        2,034,520
  1,000,000  NR     Century Parc Community Development District, FL Special
                      Assessment, 7.000% due 11/1/31 ..............................        1,009,330
  2,750,000  NR     Hillsborough County, FL IDA Revenue, (Lakeshore Villas
                      Project), Series A, 6.750% due 7/1/29 .......................        2,235,200
    875,000  NR     Homestead, FL IDR, Community Rehabilitation Providers
                      Program, Series A, 7.950% due 11/1/18 .......................          904,251
  2,000,000  BBB++  Martin County, FL IDA, IDR, (Indiantown Cogeneration
                      Project), Series A, 7.875% due 12/15/25 (b) .................        2,057,060
  1,000,000  NR     Orange County, FL Health Facilities Authority Revenue, First
                      Mortgage, (GF/Orlando, Inc. Project), 9.000% due 7/1/31 .....        1,007,950
  2,000,000  NR     Reunion East Community Development District, FL Special
                      Assessment, Series A, 7.375% due 5/1/33 .....................        2,009,380
  1,500,000  NR     Waterlefe Community Development District, FL Golf Course
                      Revenue, 8.125% due 10/1/25 .................................        1,526,115
                                                                                        ------------
                                                                                          14,694,626
                                                                                        ------------
Georgia -- 5.0%
  1,000,000  AAA    Atlanta, GA Airport Revenue, Series B, FGIC-Insured,
                      5.625% due 1/1/30 (b) .......................................        1,032,780
  2,500,000  NR     Atlanta, GA Tax Allocation, (Atlantic Station Project),
                      7.900% due 12/1/24 ..........................................        2,504,550

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
[CLIP ART]                                                      October 31, 2002
================================================================================

    FACE
   AMOUNT    RATING(a)                       SECURITY                                      VALUE
====================================================================================================
Georgia -- 5.0% (continued)
$ 1,000,000  NR     Atlanta, GA Urban Residential Finance Authority, MFH Revenue,
                      Park Place Apartments, Series A, 6.750% due 3/1/31 ..........     $    942,470
  2,000,000  NR     Clayton County, GA Development Authority Revenue, First
                      Mortgage, Senior Care Group Inc., (Bayberry Project),
                      Series A, 6.750% due 7/1/29 (d) .............................          440,000
    500,000  NR     Fulton County, GA Residential Care Facilities, Senior Lien,
                      Series A, 7.000% due 7/1/29 .................................          440,205
  1,000,000  NR     Gainesville & Hall County, GA Development Authority Revenue,
                      Senior Living Facility, Lanier Village Estates, Series C,
                      7.250% due 11/15/29 .........................................        1,013,160
  1,435,000  NR     Savannah, GA EDA Revenue, Marshview Inn, Series A,
                      7.125% due 7/1/29 ...........................................          985,515
  1,000,000  NR     Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                      Project), 8.500% due 9/1/07 .................................          894,220
                                                                                        ------------
                                                                                           8,252,900
                                                                                        ------------
Illinois -- 1.3%
  2,000,000  AAA    Chicago, IL GO, Neighborhoods Alive 21 Program,
                      FGIC-Insured, 5.500% due 1/1/31 .............................        2,089,300
                                                                                        ------------
Indiana -- 1.7%
  2,500,000  B-     East Chicago, IN PCR, (Inland Steel Co. Project No. 10),
                      6.800% due 6/1/13 ...........................................        1,500,000
  1,000,000  CCC    Indiana State Development Finance Authority, PCR, (Inland
                      Steel Co. Project No. 13), 7.250% due 11/1/11 (b) ...........          350,000
    975,000  NR     Indianapolis, IN MFH Revenue, (Lake Nora Fox Club Project),
                      Series B, 7.500% due 10/1/29 ................................          949,650
                                                                                        ------------
                                                                                           2,799,650
                                                                                        ------------
Kentucky -- 0.7%
  1,500,000  BB     Kenton County, KY Airport Board Revenue, (Delta Airlines
                      Project), Series A, 7.500% due 2/1/20 (b) ...................        1,150,215
                                                                                        ------------
Louisiana -- 6.6%
  1,200,000  A3*    Lake Charles, LA Harbor & Terminal District, Port Facilities
                      Revenue, (Trunkline LNG Co. Project), 7.750% due 8/15/22 ....        1,241,400
  2,000,000  NR     Louisiana Local Government Environmental Facilities,
                      Community Development Authority Revenue, St. James
                      Place, Series A, 8.000% due 11/1/25 (c) .....................        2,069,800
  3,000,000  NR     Louisiana Public Facilities Authority Hospital Revenue, (Lake
                      Charles Memorial Hospital Project), 8.625% due 12/1/30 (c) ..        2,674,770

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
[CLIP ART]                                                      October 31, 2002
================================================================================

    FACE
   AMOUNT    RATING(a)                       SECURITY                                      VALUE
====================================================================================================
Louisiana -- 6.6% (continued)
                    Port of New Orleans, LA IDR:
                      Avondale Industries, Inc. Project:
$   645,000  NR         ETM with U.S. government securities,
                          8.250% due 6/1/04 (e) ...................................       $  687,641
  2,845,000  NR         Pre-Refunded -- Escrowed with U.S. government securities
                          to 6/1/01 Call @ 103, 8.500% due 6/1/14 (e) .............        3,190,838
  1,000,000  BB-      Continental Grain Co. Project, 7.500% due 7/1/13 ............        1,030,390
                                                                                        ------------
                                                                                          10,894,839
                                                                                        ------------
Maine -- 0.0%
     15,000  AA+    Maine State Housing Authority, Mortgage Purchase Revenue,
                      Series C-2, 7.000% due 11/15/32 (b) .........................           15,611
                                                                                        ------------
Maryland -- 1.8%
  3,000,000  NR     Maryland State Economic Development Corp. Revenue,
                      Chesapeake Bay, Series A, 7.730% due 12/1/27 ................        2,973,510
                                                                                        ------------
Massachusetts -- 5.7%
                    Boston, MA IDA Financing Revenue:
    750,000  NR       Crosstown Center Project, 8.000% due 9/1/35 (b) .............          735,383
    970,000  NR       Roundhouse Hospitality LLC Project,
                        7.875% due 3/1/25 (b) .....................................          973,958
                    Massachusetts State Development Finance Agency Revenue:
  1,000,000  NR       Alliance Health Care Facility, Series A, 7.100% due 7/1/32 ..          999,870
  1,000,000  NR       Briarwood, Series B, 8.250% due 12/1/30 .....................        1,038,560
                    Massachusetts State Health & Education Facilities
                      Authority Revenue:
  1,000,000  AAA        Beth Israel Deaconess Medical Center, Series G-4,
                          AMBAC-Insured, Variable Rate INFLOS,
                          10.540% due 7/1/25 (f) ..................................        1,043,210
  1,000,000  BBB        Caritas Christi Obligation, Series B, 6.750% due 7/1/16 ...        1,088,300
    400,000  Ba2*       Saint Memorial Medical Center, Series A,
                          6.000% due 10/1/23 ......................................          351,620
  1,145,000  AA     Massachusetts State HFA, Single-Family Housing Revenue,
                      Series 38, 7.200% due 12/1/26 (b) ...........................        1,194,613
  2,000,000  NR     Massachusetts State Industrial Finance Agency Revenue,
                      Assisted Living Facility, (Marina Bay LLC Project),
                      7.500% due 12/1/27 (b) ......................................        2,023,920
                                                                                        ------------
                                                                                           9,449,434
                                                                                        ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
[CLIP ART]                                                      October 31, 2002
================================================================================

    FACE
   AMOUNT    RATING(a)                       SECURITY                                      VALUE
====================================================================================================
Michigan -- 2.0%
                    Garden City, MI Hospital Finance Authority, Hospital Revenue,
                      Garden City Hospital Obligation Group, Series A:
$ 2,000,000  B1*        5.625% due 9/1/10 .........................................      $ 1,635,200
  1,000,000  B1*        5.750% due 9/1/17 .........................................          707,320
  2,000,000  NR     Michigan State Strategic Fund, Resource Recovery Limited
                      Obligation Revenue, Central Wayne Energy Recovery L.P.,
                      Series A, 6.900% due 7/1/19 (b)(d) ..........................        1,000,000
                                                                                        ------------
                                                                                           3,342,520
                                                                                        ------------
Minnesota -- 2.5%
  1,000,000  NR     Minneapolis & St. Paul, MN Metropolitan Airports Community
                      Special Facility Revenue, (Northwest Airlines Project),
                      Series A, 7.000% due 4/1/25 (b) .............................          669,230
  2,000,000  NR     Sartell, MN Health Care & Housing Facilities Revenue,
                      (Foundation for Healthcare Project), Series A,
                      6.500% due 9/1/16 ...........................................        1,878,440
  1,935,000  Ba2*   St. Paul, MN Housing & Redevelopment Authority Hospital
                      Revenue, (Healtheast Project), Series A,
                      6.625% due 11/1/17 ..........................................        1,658,411
                                                                                        ------------
                                                                                           4,206,081
                                                                                        ------------
Missouri -- 0.1%
    250,000  NR     St. Joseph, MO IDA, (Living Community of St. Joseph Project),
                      7.000% due 8/15/32 ..........................................          243,265
                                                                                        ------------
Montana -- 2.4%
  4,525,000  NR     Montana State Board of Investment Resource Recovery
                      Revenue, (Yellowstone Energy L.P. Project),
                      7.000% due 12/31/19 (b) .....................................        3,900,143
                                                                                        ------------
New Jersey -- 6.1%
  3,000,000  Ba3*   Camden County, NJ Improvement Authority Revenue, (Health
                      Care Redevelopment Project - Cooper Health System),
                      5.875% due 2/15/15 (c) ......................................        2,442,000
                    New Jersey EDA, Series A:
  1,000,000  NR       Healthcare Facility Revenue, (Sayreville Senior Living
                        Project), 6.375% due 4/1/29 (d) ...........................          420,000
    850,000  NR       Presbyterian Home at Montgomery Inc., First Mortgage,
                        Series A, 6.375% due 11/1/31 ..............................          850,927
  1,000,000  NR       Retirement Community Revenue, 8.250% due 11/15/30 ...........        1,074,500
                    New Jersey Health Care Facilities Financing Authority Revenue:
  2,000,000  NR       Raritan Bay Medical Center, 7.250% due 7/1/27 ...............        2,021,380
  3,000,000  BBB-     Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (c) ...        3,262,860
                                                                                        ------------
                                                                                          10,071,667
                                                                                        ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
[CLIP ART]                                                      October 31, 2002
================================================================================

    FACE
   AMOUNT    RATING(a)                       SECURITY                                      VALUE
====================================================================================================
New Mexico -- 0.1%
$   240,000  AAA    New Mexico Mortgage Finance Authority, Single-Family
                      Mortgage Program, Series B, FHA-Insured,
                      8.300% due 3/1/20 (b) .......................................       $  248,633
                                                                                        ------------
New York -- 5.3%
    700,000  NR     Brookhaven, NY IDA, Civic Facility Revenue, Memorial Hospital
                      Medical Center, Series A, 8.250% due 11/15/30 ...............          739,417
                    Monroe County, NY IDA:
  1,900,000  NR       Empire Sports Project, Series A, 6.250% due 3/1/28 ..........        1,145,947
  1,000,000  NR       Woodland Village Project, 8.550% due 11/15/32 ...............        1,050,760
                    New York City, NY IDA, Civic Facility Revenue:
  1,380,000  NR       Community Residence for the Developmentally Disabled,
                        7.500% due 8/1/26 .........................................        1,435,090
  1,335,000  NR       Special Needs Facility Pooled Program, Series A-1,
                        8.125% due 7/1/19 .........................................        1,414,913
                    Suffolk County, NY IDA Civic Facility Revenue, Southampton
                      Hospital Association:
                        Series A:
  1,000,000  NR           7.250% due 1/1/20 .......................................          997,920
  1,000,000  NR           7.750% due 1/1/22 .......................................          986,120
  1,000,000  NR         Series B, 7.625% due 1/1/30 ...............................        1,016,620
                                                                                        ------------
                                                                                           8,786,787
                                                                                        ------------
North Carolina -- 1.5%
  1,000,000  NR     Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                      International Airport, 5.600% due 7/1/27 (b) ................          391,360
                    North Carolina Medical Care Commission, Health Care
                      Facilities Revenue, First Mortgage, (De Paul Community
                      Facilities Project):
  1,240,000  NR         6.125% due 1/1/28 .........................................        1,092,452
  1,000,000  NR         7.625% due 11/1/29 ........................................        1,013,260
                                                                                        ------------
                                                                                           2,497,072
                                                                                        ------------
Ohio -- 3.3%
  1,500,000  BBB    Cuyahoga County, OH Hospital Facilities Revenue,
                      (Canton Inc. Project), 7.500% due 1/1/30 ....................        1,646,835
                    Montgomery County, OH Health Systems Revenue, Series B-1,
                      (Escrowed with state & local government securities to
                      7/1/06 Call @ 102):
  1,035,000  AAA        Pre-Refunded, 8.100% due 7/1/18 ...........................        1,257,173
    420,000  AAA        Unrefunded Balance, 8.100% due 7/1/18 .....................          486,914

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
[CLIP ART]                                                      October 31, 2002
================================================================================

    FACE
   AMOUNT    RATING(a)                       SECURITY                                      VALUE
====================================================================================================
Ohio -- 3.3% (continued)
$ 2,000,000  BBB-   Ohio State Air Quality Development Authority Revenue
                      Refunding, Cleveland Pollution Control, Series A,
                      6.000% due 12/1/13 ..........................................     $ 2,018,220
  1,250,000  NR     Ohio State Solid Waste Revenue, Republic Engineered
                      Steels Inc., 9.000% due 6/1/21 (b)(d) .......................                0
                                                                                        ------------
                                                                                           5,409,142
                                                                                        ------------
Oklahoma -- 0.9%
  2,000,000  B2*    Oklahoma Development Finance Authority Revenue, Hillcrest
                      Healthcare System, Series A, 5.625% due 8/15/29 .............        1,426,540
                                                                                        ------------
Pennsylvania -- 11.6%
  2,200,000  CCC-   Allegheny County, PA IDA, Airport Special Facilities Revenue,
                      (USAir, Inc. Project), Series B, 8.500% due 3/1/21 (b)(d) ...          910,096
                    Beaver County, PA IDA, PCR:
  1,500,000  BBB      Cleveland Electric Illuminating Co. Project,
                        7.625% due 5/1/25 .........................................        1,593,630
  2,000,000  BBB      Toledo Edison Co. Project, 7.625% due 5/1/20 ................        2,124,840
  3,000,000  NR     Dauphin County, PA General Authority Revenue, Hotel &
                      Conference Center - Hyatt Regency, 6.200% due 1/1/29 ........        2,453,190
  2,500,000  A3*    Luzerne County, PA IDA, Exempt Facilities Revenue,
                      (Pennsylvania Gas & Water Co. Project), Series B,
                      7.125% due 12/1/22 (b)(c) ...................................        2,555,100
  2,640,000  NR     Montgomery County, PA Higher Education & Health
                      Authority Revenue, Temple Continuing Care Center,
                      6.625% due 7/1/19 ...........................................        2,067,727
    135,000  NR     Northumberland County, PA IDA, IDR, (Beverly Enterprises Inc.
                      Project), 6.875% due 2/1/03 .................................          135,635
  1,000,000  NR     Philadelphia, PA Authority for IDR, (Host Marriott L.P.
                      Project), Remarketed 10/31/95, 7.750% due 12/1/17 ...........        1,037,170
                    Scranton-Lackawanna, PA Health & Welfare Authority Revenue:
    500,000  BB+++    Allied Services Rehabilitation Hospital, Series A,
                        7.600% due 7/15/20 ........................................          504,220
                      Moses Taylor Hospital Project:
  1,190,000  BB+        6.150% due 7/1/14 .........................................        1,091,539
  3,050,000  BB+        6.250% due 7/1/20 .........................................        2,645,051
  2,000,000  NR     Westmoreland County, PA IDA, Healthcare Facilities, Redstone
                      Highlands Health, Series B, 8.125% due 11/15/30 .............        2,078,040
                                                                                        ------------
                                                                                          19,196,238
                                                                                        ------------
South Carolina -- 3.1%
                    Connector 2000 Association Inc., SC Toll Road Revenue:
                      Capital Appreciation, Series B:
  3,100,000  BBB-       Zero coupon bond to yield 8.920% due 1/1/27 ...............          243,164
  7,750,000  BBB-       Zero coupon bond to yield 10.380% due 1/1/34 ..............          290,780
  2,000,000  BBB-     Southern Connector Project, Series A, 5.375% due 1/1/38 .....        1,063,900

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
[CLIP ART]                                                      October 31, 2002
================================================================================

    FACE
   AMOUNT    RATING(a)                       SECURITY                                      VALUE
====================================================================================================
South Carolina -- 3.1% (continued)
$   435,000  NR     Florence County, SC IDR, Stone Container Corp.,
                      7.375% due 2/1/07 ...........................................       $  437,005
    595,000  NR     McCormick County, SC COP, 9.750% due 7/1/09 ...................          595,785
  2,650,000  NR     Tobacco Settlement Revenue Management Authority, SC
                      Variable Rate INFLOS, 9.610% due 5/15/28 (f) ................        2,531,068
                                                                                        ------------
                                                                                           5,161,702
                                                                                        ------------
South Dakota -- 0.9%
  1,575,000  NR     Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                      7.500% due 7/1/13 ...........................................        1,576,874
                                                                                        ------------
Tennessee -- 1.1%
  1,915,000  NR     Shelby County, TN Health, Educational & Housing Facilities
                      Board Revenue, MFH, (Hedgerow Apartments Project),
                      6.875% due 7/1/36 ...........................................        1,833,976
                                                                                        ------------
Texas -- 7.8%
                    Bexar County, TX Housing Financial Corp., MFH:
  1,000,000  NR       Continental Lady Ester, Series A, 6.875% due 6/1/29 .........          956,790
  1,185,000  Baa3*    Nob Hill Apartments, Series B, 8.500% due 6/1/31 ............        1,172,451
    245,000  Baa3*    Waters at Northern Hills, Series C, 7.750% due 8/1/36 .......          240,360
  2,000,000  Ba3*   El Paso, TX International Airport Revenue, Special
                      Facilities, (Marriott Corp. Project), 7.750% due 3/1/12 .....        2,028,380
  2,000,000  Baa2*  Gulf Coast, TX IDA, Solid Waste Disposal Revenue,
                      (CITGO Petroleum Corp. Project), 7.500% due 5/1/25 (b) ......        2,000,000
  2,750,000  B+     Houston, TX Airport Systems Revenue, Special Facilities,
                      Continental Airlines Inc., Series C, 6.125% due 7/15/27 (b) .        1,332,815
                    Houston, TX Hotel Occupancy, Tax & Special Revenue, Capital
                      Appreciation, Series B, AMBAC-Insured:
  3,000,000  AAA        Zero coupon bond to yield 5.680% due 9/1/32 ...............          576,150
  1,000,000  AAA        Zero coupon bond to yield 5.680% due 9/1/33 ...............          181,710
  1,000,000  CCC++  Northgate Crossing, TX Municipal Utility, District No. 1,
                      GO, 8.875% due 12/1/13 ......................................        1,032,970
    995,000  Baa3*  Texas State Affordable Housing Corp., MFH Revenue,
                      HIC Arborstone Baybrook, Series C, 7.250% due 11/1/31 .......          967,807
  1,405,000  Baa2*  Travis County, TX HFA, MFH Revenue, (Lakeview Apartments
                      Project), Series A, 6.375% due 1/1/34 .......................        1,426,707
  1,000,000  NR     Willacy County, TX (Public Facility Corp. Project) Revenue,
                      Series A-1, 8.250% due 12/1/23 ..............................          974,620
                                                                                        ------------
                                                                                          12,890,760
                                                                                        ------------
Utah -- 1.9%
  1,615,000  NR     Hurricane, UT Health Facilities Development Revenue,
                      (Mission Health Services Project), 10.500% due 7/1/20 .......        1,130,500

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
[CLIP ART]                                                      October 31, 2002
================================================================================

    FACE
   AMOUNT    RATING(a)                       SECURITY                                      VALUE
====================================================================================================
Utah -- 1.9% (continued)
$ 2,000,000  NR     Utah State HFA Revenue, (RHA Community Services
                      of Utah Inc. Project), Series A, 6.875% due 7/1/27 ..........     $  1,943,180
                                                                                        ------------
                                                                                           3,073,680
                                                                                        ------------
Virginia -- 1.9%
    590,000  A3*    Alexandria, VA Redevelopment & Housing Authority,
                      MFH Revenue, (Parkwood Court Apartments Project),
                      Series C, 8.125% due 4/1/30 .................................          603,594
  1,000,000  NR     Fairfax County, VA EDA Revenue, Retirement Community,
                      Greenspring Village Inc., Series A, 7.500% due 10/1/29 ......        1,083,410
 23,400,000  BBB-   Pocahontas Parkway Association, VA Toll Road Revenue,
                      Capital Appreciation, Series B, zero coupon bond to yield
                      8.740% due 8/15/34 ..........................................        1,392,300
                                                                                        ------------
                                                                                           3,079,304
                                                                                        ------------
West Virginia -- 0.6%
  1,000,000  NR     West Virginia EDA, Commercial Development Revenue,
                      (Stonewall Jackson Project), Series B, 8.000% due 4/1/30 ....          980,420
                                                                                        ------------
Wisconsin -- 1.8%
  2,000,000  NR     Badger Tobacco Asset Securitization Corp., WI Rite-PA 1046,
                      Variable Rate INFLOS, 9.290% due 12/1/06 (f) ................        1,848,720
  1,770,000  NR     Wisconsin State Health & Educational Facilities Authority
                      Revenue, (Benchmark Healthcare of Green Bay Inc. Project),
                      Series A, 7.750% due 5/1/27 .................................        1,150,500
                                                                                        ------------
                                                                                           2,999,220
                                                                                        ------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $184,230,899**) ......................................     $165,381,570
                                                                                        ============

(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*), are rated by Moody's Investors Service and those which are identified by a double dagger (++), are rated by Fitch IBCA, Duff & Phelps.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is segregated for collateral for open futures contracts commitments.
(d)   Security is currently in default.
(e) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(f) Inverse floating rate security-coupon varies inversely with level of short-term tax exempt interest rates.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 17 through 19 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
[CLIP ART]                                          October 31, 2002 (unaudited)
================================================================================

                                        Standard &            Percent of
          Moody's        and/or           Poor's          Total Investments
--------------------------------------------------------------------------------
           Aaa                              AAA                   4.9%
            Aa                              AA                    0.7
            A                                A                    4.4
           Baa                              BBB                  13.7*
            Ba                              BB                   11.1**
            B                                B                    4.0
           Caa                              CCC                   1.4***
            Ca                              CC                    0.3
            NR                              NR                   59.5
                                                               ------
                                                                100.0%
                                                               ======

*     1.2% was rated by Fitch IBCA, Duff & Phelps ("Fitch").
**    0.3% was rated by Fitch.
***   0.6% was rated by Fitch.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                              Bond Ratings (unaudited)
================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B,     -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC and CC    predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa" where 1 is the highest and 3 the lowest rating within its generic category.

Aaa        -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                  Bond Ratings (unaudited) (continued)
================================================================================

Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B          -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.
Caa        -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca         -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings with the major ratings categories.

BBB        -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB         -- Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

CCC,       -- Default on bonds rated "CCC", "CC" and "C" by Fitch is a real
CC and C possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR         -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1     -- Moody's highest rating for issues having a demand feature -- VRDO.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                     Security Descriptions (unaudited)
================================================================================

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond
             Assurance Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility
             Construction Loan Insurance
CONNIE  -- College Construction Loan
 LEE         Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
ETM     -- Escrowed to Maturity
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage
             Corporation
FLAIRS  -- Floating Adjustable Interest Rate
             Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financing Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage
             Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development
             Authority/Agency
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors
             Assurance Corporation
MFH     -- Multi-Family Housing
MVRICS  -- Municipal Variable Rate Inverse
             Coupon Security
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund
             Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest
             Tax-Exempt Securities
SYCC    -- Structured Yield Curve
             Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation
             Notes
VA      -- Veterans Administration
VRWE    -- Variable Rate Wednesday
             Demand

                                                 Municipal High Income Fund Inc.
                                             Statement of Assets and Liabilities
[CLIP ART]                                                      October 31, 2002
================================================================================

ASSETS:
   Investments, at value (Cost -- $184,230,899) ...................   $ 165,381,570
   Cash ...........................................................         190,728
   Interest receivable ............................................       4,266,115
   Receivable for securities sold .................................         983,804
                                                                      -------------
   Total Assets ...................................................     170,822,217
                                                                      -------------

LIABILITIES:
   Payable to broker -- variation margin ..........................          65,625
   Investment advisory fee payable ................................          62,099
   Administration fee payable .....................................          30,789
   Accrued expenses ...............................................         155,663
                                                                      -------------
   Total Liabilities ..............................................         314,176
                                                                      -------------
Total Net Assets ..................................................   $ 170,508,041
                                                                      =============

NET ASSETS:
   Par value of capital shares ....................................   $     208,831
   Capital paid in excess of par value ............................     192,384,932
   Undistributed net investment income ............................         507,327
   Accumulated net realized loss from security transactions and
     futures contracts ............................................      (3,298,408)
   Net unrealized depreciation of investments and futures contracts     (19,294,641)
                                                                      -------------
Total Net Assets ..................................................   $ 170,508,041
                                                                      =============
Shares Outstanding ................................................      20,883,100
                                                                      -------------
Net Asset Value ...................................................   $        8.16
                                                                      -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                                         Statement of Operations
[CLIP ART]                                   For the Year Ended October 31, 2002
================================================================================

INVESTMENT INCOME:
   Interest ...................................................    $ 13,401,348
                                                                   ------------

EXPENSES:
   Investment advisory fee (Note 3) ...........................         701,628
   Administration fee (Note 3) ................................         350,814
   Shareholder communications .................................         166,056
   Audit and legal ............................................          55,064
   Shareholder and system servicing fees ......................          39,853
   Directors' fees ............................................          39,358
   Custody ....................................................          38,386
   Other ......................................................          15,246
                                                                   ------------
   Total Expenses .............................................       1,406,405
                                                                   ------------
Net Investment Income .........................................      11,994,943
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
   Realized Loss From:
     Security transactions (excluding short-term securities) ..        (112,776)
     Futures contracts ........................................         (52,047)
                                                                   ------------
   Net Realized Loss ..........................................        (164,823)
                                                                   ------------
   Increase in Net Unrealized Depreciation (Note 1) ...........     (10,433,215)
                                                                   ------------
Net Loss on Investments and Futures Contracts .................     (10,598,038)
                                                                   ------------
Increase in Net Assets From Operations ........................    $  1,396,905
                                                                   ============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
[CLIP ART]                                       For the Years Ended October 31,
================================================================================

                                                          2002             2001
                                                          ----             ----
Operations:
   Net investment income .........................   $  11,994,943    $  12,153,225
   Net realized loss .............................        (164,823)        (733,106)
   Increase in net unrealized depreciation .......     (10,433,215)      (3,386,185)
                                                     -------------    -------------
   Increase in Net Assets From Operations ........       1,396,905        8,033,934
                                                     -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income .........................     (11,902,496)     (11,958,713)
                                                     -------------    -------------
   Decrease in Net Assets From
     Distributions to Shareholders ...............     (11,902,496)     (11,958,713)
                                                     -------------    -------------

FUND SHARE TRANSACTIONS (NOTE 8):
   Net asset value of shares issued for
     reinvestment of dividends ...................       1,446,084        2,166,492
                                                     -------------    -------------
   Increase in Net Assets From
     Fund Share Transactions .....................       1,446,084        2,166,492
                                                     -------------    -------------
Decrease in Net Assets ...........................      (9,059,507)      (1,758,287)

NET ASSETS:
   Beginning of year .............................     179,567,548      181,325,835
                                                     -------------    -------------
   End of year* ..................................   $ 170,508,041    $ 179,567,548
                                                     =============    =============

* Includes undistributed net investment income of:   $     507,327    $     298,182
                                                     =============    =============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                         Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service. Securities with no readily obtainable market quotations are valued at fair value as determined by an independent pricing service under the supervision of the Fund's Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $1,197,488 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, the Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

      In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement November 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the

                                                 Municipal High Income Fund Inc.
[CLIP ART]                             Notes to Financial Statements (continued)
================================================================================

statement of operations. For the year ended October 31, 2002, interest income increased by $74,113, net realized loss increased by $8,564 and the change in net unrealized depreciation of investments increased by $65,549. In addition, the Fund recorded adjustments to increase the cost of securities and increase undistributed net investment income by $125,262 to reflect the cumulative effect of this change up to the date of the adoption.

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Citigroup or its affiliates.

      4. Investments

      During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ......................................................    $ 57,015,012
                                                                    ============
Sales ..........................................................    $ 58,768,163
                                                                    ============

      At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..................................   $  4,028,973
Gross unrealized depreciation ..................................    (22,687,491)
                                                                   ------------
Net unrealized depreciation ....................................   $(18,658,518)
                                                                   ============

                                                 Municipal High Income Fund Inc.
[CLIP ART]                             Notes to Financial Statements (continued)
================================================================================

      5. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At October 31, 2002, the Fund had the following open futures contracts:

                                                               Basis         Market     Unrealized
                             # of Contracts    Expiration      Value         Value           Loss
==================================================================================================
Sold Contracts:
U.S. Treasury 20 Year Bond          150           12/02     $16,153,125   $16,598,437   $(445,312)
==================================================================================================

      6. Capital Loss Carryforward

      At October 31, 2002, the Fund had, for Federal income tax purposes, approximately $3,744,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                             2003        2004        2005        2007        2008        2009        2010
                           --------    --------    --------    --------    --------    --------    --------
Carryforward amounts ....  $270,000    $205,000    $400,000    $786,000    $748,000    $733,000    $602,000

      7. Income Tax Information and Distributions to Shareholders At October 31, 2002, the tax basis components of distributable earnings were:

Undistributed tax exempt income ................................   $   339,577
Undistributed ordinary income ..................................             --
Accumulated capital losses .....................................     (3,743,721)
Unrealized depreciation ........................................    (18,658,518)

                                                 Municipal High Income Fund Inc.
[CLIP ART]                             Notes to Financial Statements (continued)
================================================================================

      The difference between book basis and tax basis unrealized depreciation is attributable primarily to mark to market losses and remaining AICPA accretion adjustment.

      The tax character of distributions paid during the year ended October 31, 2002 was:

Tax exempt income ......................................             $11,889,314
Ordinary income ........................................                  13,182
Long term capital gains ................................                      --
                                                                     -----------
Total ..................................................             $11,902,496
                                                                     ===========

      8. Capital Shares

      At October 31, 2002, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share. Capital stock transactions were as follows:

                                       Year Ended               Year Ended
                                    October 31, 2002         October 31, 2001
                                  ---------------------     --------------------
                                   Shares      Amount       Shares      Amount
                                  --------   ----------     --------  ----------
Shares issued on reinvestment ..   174,992   $1,446,084      235,025  $2,166,492
                                  ========   ==========     ========  ==========

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                                  Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                    2002          2001          2000          1999          1998
                                                    ----          ----          ----          ----          ----
Net Asset Value, Beginning of Year .........   $    8.67     $    8.86     $    9.00     $    9.77     $    9.76
                                               ---------     ---------     ---------     ---------     ---------
Income (Loss) From Operations:
  Net investment income(1) .................        0.58          0.59          0.60          0.58          0.60
  Net realized and unrealized gain (loss)(1)       (0.52)        (0.20)        (0.16)        (0.76)         0.03
                                               ---------     ---------     ---------     ---------     ---------
Total Income (Loss) From Operations ........        0.06          0.39          0.44         (0.18)         0.63
                                               ---------     ---------     ---------     ---------     ---------
Less Distributions From:
  Net investment income ....................       (0.57)        (0.58)        (0.58)        (0.59)        (0.61)
  In excess of net investment income .......          --            --            --            --         (0.01)
                                               ---------     ---------     ---------     ---------     ---------
Total Distributions ........................       (0.57)        (0.58)        (0.58)        (0.59)        (0.62)
                                               ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Year ...............   $    8.16     $    8.67     $    8.86     $    9.00     $    9.77
                                               =========     =========     =========     =========     =========
Total Return, Based on Market Value ........       (4.70)%       13.85%         9.39%       (15.76)%        9.34%
                                               =========     =========     =========     =========     =========
Total Return, Based on
  Net Asset Value ..........................        0.91%         4.77%         5.97%        (1.79)%        6.75%
                                               =========     =========     =========     =========     =========
Net Assets, End of Year (000s) .............   $ 170,508     $ 179,568     $ 181,326     $ 184,085     $ 197,944
                                               =========     =========     =========     =========     =========

Ratios to Average Net Assets:
  Expenses .................................        0.80%         0.82%         0.71%         0.73%         0.74%
  Net investment income(1) .................        6.84          6.74          6.72          6.08          6.07

Portfolio Turnover Rate ....................          33%           15%           27%           27%           57%

Market Value, End of Year ..................   $   7.680     $   8.640     $   8.125     $   8.000     $  10.125

----------
(1)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 6.80%. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                          Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Municipal High Income Fund Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Municipal High Income Fund Inc. ("Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                             /s/ KPMG LLP

New York, New York
December 11, 2002

                                                 Municipal High Income Fund Inc.
[CLIP ART]                  Financial Data Per Share of Common Stock (unaudited)
================================================================================

                                                                      Dividend
 Record        Payable          NYSE        Net Asset    Dividend   Reinvestment
  Date           Date      Closing Price*    Value*        Paid         Price
--------      --------     --------------    ------      --------   ------------
11/20/00      11/24/00        $8.0600        $8.25       $0.0485       $7.96
12/26/00      12/29/00         8.0625         8.81        0.0485        8.49
 1/23/01       1/26/01         8.8125         8.79        0.0485        8.61
 2/20/01       2/23/01         8.7400         8.77        0.0485        8.60
 3/27/01       3/30/01         8.3800         8.77        0.0485        8.57
 4/24/01       4/27/01         8.6800         8.67        0.0485        8.50
 5/22/01       5/25/01         8.6200         8.69        0.0485        8.52
 6/26/01       6/29/01         8.6300         8.71        0.0485        8.54
 7/24/01       7/27/01         8.5700         8.75        0.0485        8.57
 8/28/01       8/31/01         8.8900         8.83        0.0485        8.65
 9/25/01       9/28/01         8.3000         8.71        0.0485        8.54
10/23/01      10/26/01         8.6300         8.70        0.0485        8.53
11/27/01      11/30/01         8.5000         8.59        0.0485        8.42
12/24/01      12/28/01         7.8900         8.42        0.0485        8.16
 1/22/02       1/25/02         8.3000         8.45        0.0485        8.28
 2/19/02       2/22/02         8.3500         8.40        0.0485        8.23
 3/19/02       3/22/02         8.1600         8.34        0.0485        8.11
 4/23/02       4/26/02         8.0700         8.36        0.0485        8.18
 5/28/02       5/31/02         8.1200         8.36        0.0485        8.19
 6/25/02       6/28/02         8.1600         8.43        0.0465        8.25
 7/23/02       7/26/02         8.0700         8.46        0.0465        8.22
 8/27/02       8/30/02         8.1600         8.41        0.0465        8.23
 9/24/02       9/27/02         8.3100         8.40        0.0465        8.23
10/22/02      10/25/02         7.6200         8.15        0.0465        7.79

----------
* As of record date.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                    Additional Information (unaudited)
================================================================================

Information about Directors and Officers

The business and affairs of Municipal High Income Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                                              Number of
                                            Term of                                          Portfolios
                                            Office*                  Principal                 in Fund               Other
                         Position(s)      and Length               Occupation(s)               Complex            Directorships
                          Held with         of Time                 During Past               Overseen               Held by
Name, Address and Age       Fund            Served                  Five Years               by Director            Director
------------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
Allan J. Bloostein        Director           Since      President of Allan J.                     35          Taubman Centers Inc.
27 West 67th Street                          1998       Bloostein Associates
New York, NY 10023
Age 72

Dwight B. Crane           Director           Since      Professor, Harvard                        51                  None
Harvard Business School                      1998       Business School
Soldiers Field Road
Morgan Hall #375
Boston, MA 02163
Age 65

Paolo M. Cucchi           Director           Since      Vice President and Dean of                 7                  None
Drew University                              2001       College of Liberal Arts at
108 Brothers College                                    Drew University
Madison, NJ 07940
Age 61

Robert A. Frankel         Director           Since      Managing Partner of                       24                  None
8 John Walsh Blvd.                           1998       Robert A. Frankel
Peekskill, NY 10566                                     Management Consultants
Age 75

Dr. Paul Hardin           Director           Since      Chancellor Emeritus and                   36                  None
12083 Morehead                               2001       Professor of Law at the
Chapel Hill, NC 27514                                   University of North Carolina
Age 72                                                  at Chapel Hill

William R. Hutchinson     Director           Since      President of WR Hutchinson &              7          Director of Associated
535 N. Michigan                              1998       Associates, Inc.; Formerly                           Bank and Associated
Chicago, IL 60611                                       Group Vice President of Mergers                      Banc-Corp
Age 60                                                  & Acquisitions at BP Amoco

George M. Pavia           Director           Since      Senior Partner of Pavia & Harcourt        8                   None
600 Madison Avenue                           2001       Attorneys
New York, NY 10022
Age 74

                                                 Municipal High Income Fund Inc.
[CLIP ART]                        Additional Information (unaudited) (continued)
================================================================================

                                                                                              Number of
                                            Term of                                          Portfolios
                                            Office*                  Principal                 in Fund               Other
                         Position(s)      and Length               Occupation(s)               Complex            Directorships
                          Held with         of Time                 During Past               Overseen               Held by
Name, Address and Age       Fund            Served                  Five Years               by Director            Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors:
R. Jay Gerken             Chairman,          Since      Managing Director of Salomon              226                 None
SSB                       President and      2002       Smith Barney Inc. ("SSB");
399 Park Avenue           Chief Executive               Chairman, President and Chief
4th Floor                 Officer                       Executive Officer of Smith
New York, NY 10022                                      Barney Fund Management LLC
Age 51                                                  ("SBFM"), Travelers Investment
                                                        Adviser, Inc. ("TIA") and Citi
                                                        Fund Management Inc.

----------
* Directors are elected for a term of three years.

Officers:

Lewis E. Daidone          Senior Vice        Since      Managing Director of SSB;                 N/A                 N/A
SSB                       President          1998       Director and Senior Vice
125 Broad Street          and Chief                     President of SBFM and TIA;
11th Floor                Administrative                Chief Financial Officer and
New York, NY 10004        Officer                       Treasurer of mutual funds
Age 45                                                  affiliated with Citigroup Inc.

Richard L. Peteka         Chief Financial    Since      Director and Head of Internal             N/A                 N/A
SSB                       Officer and        2002       Control for Citigroup Asset
125 Broad Street          Treasurer                     Management U.S. Mutual Fund
11th Floor                                              Administration from 1999-2002;
New York, NY 10004                                      Vice President, Head of Mutual
Age 41                                                  Fund Administration and
                                                        Treasurer at Oppenheimer Capital
                                                        from 1996-1999

Peter M. Coffey           Vice President     Since      Managing Director of SSB;                 N/A                 N/A
SSB                       and Investment     1999       Investment Officer of SBFM
399 Park Avenue           Officer
4th Floor
New York, NY 10022
Age 58

Kaprel Ozsolak            Controller         Since      Vice President of SSB                     N/A                 N/A
SSB                                          2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor        Secretary          Since      Managing Director of SSB;                 N/A                 N/A
SSB                                          1998       General Counsel and Secretary
300 First Stamford Place                                of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                Dividend Reinvestment Plan (unaudited)
================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases

                                                 Municipal High Income Fund Inc.
[CLIP ART]                    Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1 (800) 331-1710.

                             -----------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of October 31, 2002, the Fund has not repurchased any shares.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                           Tax Information (unaudited)
================================================================================

For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2002:

      o 99.89% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                                Management of the Fund
================================================================================

Directors

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, Chairman
Dr. Paul Hardin
William R. Hutchinson
George M. Pavia

Officers

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

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

                               [GRAPHIC OMITTED]

                                   [CLIP ART]

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                                125 Broad Street
                                10th Floor, MF-2
                               New York, NY 10004

                                  FD01049 12/02
                                     02-4158